                                  EXHIBIT 21.1

                     THE MILLS CORPORATION ENTITY STRUCTURE

                                (AS OF 12/31/00)


THE MILLS CORPORATION (REIT) SUBSIDIARIES
-----------------------------------------

         Arizona Mills SPE Corp.
         Coopers Crossing Corp.
         Crosswinds Corp.
         Fashion Center Corp.
         Fashion Place Corp.
         Franklin Mills GP, Inc.
         Germantown Corp.
         Grapevine Mills II SPE Corp.
         Gwinnett Corp.
         Liberty Plaza GP, Inc.
         Montgomery Village Corp.
         Montgomery Village Ground Corp.
         Mount Prospect Plaza Corp.
         Ontario Mills II SPE Corp.
         Ontario Mills Finance Corp.
         Potomac Gurnee Finance Corp.
         Sawgrass Finance L.L.C.
         Sawgrass Mills Phase II Corp.
         Sawgrass Mills Springing Member Corp.
         Sunrise Mills Corp.
         Vaughan Mills Advisory Services, Inc.
         Washington Potomac Partners Corp.
         West Falls Church Corp.
         Western Hills Plaza Corp.

OPERATING PARTNERSHIP
---------------------

THE MILLS LIMITED PARTNERSHIP
         The Mills Corporation holds 1% as the sole general partner and an additional 59.68% as a limited partner

SUBSIDIARIES OF THE MILLS LIMITED PARTNERSHIP
---------------------------------------------

         Aiken SC Business Trust
         Arizona Mills L.L.C.
         Arizona Mills II, L.L.C.
         Arizona Mills SPE, L.L.C.
         Arundel Finance, L.L.C.
         Arundel Mills, L.L.C.
         Arundel Mills II, L.L.C.
         Arundel Mills Limited Partnership
         Arundel Mills II Limited Partnership
         Barnwell SC Business Trust
         Brevard NC Business Trust
         Burnsville NC Business Trust

         Candlestick Mills, L.L.C.
         Candlestick Mills Limited Partnership
         Cleveland OH Business Trust
         Colonial Heights VA Business Trust
         Colorado Mills, L.L.C.
         Colorado Mills Residual Development Company, L.L.C.
         Colorado Mills Residual, L.L.C.
         Colorado Retail Development Company, L.L.C.
         Concord Mills, L.L.C.
         Concord Mills Limited Partnership
         Concord Mills Residual III, L.L.C.
         Concord Mills Residual III Limited Partnership
         Coopers Crossing L.L.C.
         Coopers Crossing Associates (MLP) Limited Partnership
         Crosswinds L.L.C.
         Crosswinds Center Associates of St. Petersburg (MLP) Limited
           Partnership
         Dillon SC Business Trust
         Echo Hills Center Associates (MLP) Limited Partnership
         Elkin NC Business Trust
         Fashion Center L.L.C.
         Fashion Center Associates of Illinois No. 1 (MLP) Limited Partnership Fashion Place Associates L.L.C.
         Fashion Place Associates Limited Partnership
         Flatwoods KY Business Trust
         Frankfort KY Business Trust
         Franklin Mills, L.L.C.
         Franklin Mills Associates Limited Partnership
         Franklin Mills Residual Limited Partnership
         Germantown Development Associates L.L.C.
         Germantown Development Associates (MLP) Limited Partnership
         Grapevine Mills Development Company, L.L.C.
         Grapevine Mills Operating Company II, L.L.C.
         Grapevine Mills Limited Partnership
         Grapevine Mills II Limited Partnership
         Grapevine Mills III Limited Partnership
         Grapevine Mills Operating Company III, L.L.C.
         Grapevine Mills Operating Company, L.L.C.
         Gurnee Mills L.L.C.
         Gurnee Mills II L.L.C.
         Gurnee Mills (MLP) Limited Partnership
         Gwinnett L.L.C.
         Gwinnett Marketfair Associates Limited Partnership
         Houston Development I L.P.
         Houston Development LLC
         Hunt Club Road Properties Associates Limited Partnership
         Katy Mills, L.L.C.
         Katy Mills Limited Partnership
         Liberty Plaza, L.L.C.
         Liberty Plaza Limited Partnership
         Mainstreet Retail Limited Partnership
         Management Associates Limited Partnership
         Marysville OH Business Trust
         Meadowlands Mills L.L.C.
         Meadowlands Mills Limited Partnership

         Middlefield OH Business Trust
         Mills International Acquisitions (Luxembourg) S.a r.l. Mills-Kan Am Sawgrass Phase 3 Limited Partnership
         Mills Lanett LLC
         Mills Management L.L.C.
         Milla Pell City LLC
         Mills Ontario Acquisitions, L.L.C.
         MillsServices Corp.
         Mills Texas Acquisitions Limited Partnership
         Mills Texas Acquisitions, L.L.C.
         Montgomery Village Associates L.L.C.
         Montgomery Village Associates (MLP) Limited Partnership Montgomery Village Ground L.L.C.
         Montgomery Village Ground (MLP) Limited Partnership Mount Prospect Plaza L.L.C.
         Mount Prospect Plaza (MLP) Limited Partnership
         Ontario Mills Finance, L.L.C.
         Ontario Mills L.L.C.
         Ontario Mills II, L.L.C.
         Ontario Mills II Limited Partnership
         Ontario Mills Limited Partnership
         Ontario Mills Residual Limited Partnership
         Ontario Mills Working On Wishes (O'WOW), Inc.
         Opry Mills, L.L.C.
         Opry Mills Limited Partnership
         Orange City Mills, L.L.C.
         Orange City Mills Limited Partnership
         Owensboro KY Business Trust
         Paris KY Business Trust
         Philadelphia PA Business Trust
         Potomac Mills L.L.C.
         Potomac Mills Limited Partnership
         Reading PA Business Trust
         Ringgold GA Business Trust
         Sawgrass Mills Phase II, L.L.C.
         Sawgrass Mills Phase II Limited Partnership
         Sawgrass Mills Phase II
         SPE, L.L.C.
         Sawgrass Mills Phase IV, L.L.C.
         Sawgrass Mills Phase IV Limited Partnership
         Staten Island NY Business Trust
         Struthers OH Business Trust
         Sugarloaf Mills, L.L.C.
         Sugarloaf Mills Limited Partnership
         Sunrise Mills L.L.C.
         Sunrise Mills/MLP, L.L.C.
         Sunrise Mills (MLP) Limited Partnership
         WEC 99J-13 LLC
         WEC 99J-15 LLC
         WEC 99J-16 LLC
         WEC 99J-17 LLC
         WEC 99J-18 LLC
         WEC 99J-2 LLC

         WEC 99J-20 LLC
         WEC 99J-23 LLC
         WEC 99J-25 LLC
         WEC 99J-3 LLC
         WEC 99J-32 LLC
         WEC 99J-36 LLC
         WEC 99J-38 LLC
         WEC 99J-44 LLC
         WEC 99J-49 LLC
         WEC 99J-5 LLC
         WEC 99J-50 LLC
         WEC 99J-61 LLC
         WEC 99J-62 LLC
         WEC 99J-65 LLC
         WEC 99J-66 LLC
         WEC 99J-68 LLC
         WEC 99J-71 LLC
         WEC 99J-74 LLC
         WEC 99J-78 LLC
         West Falls Church L.L.C.
         Western Hills Plaza L.L.C.

SUBSIDIARIES OF MILLSSERVICES CORP.
-----------------------------------

         1199420 Ontario Inc.
         Arundel Mills Residual, L.L.C.
         Arundel Mills Residual Limited Partnership
         Arundel Theater Company, L.P.
         Border Solutions, L.L.C.
         Commonwealth Investors, Inc.
         Concord Mills Residual, L.L.C.
         Concord Mills Residual Limited Partnership
         Franklin Mills Residual Corp.
         Grapevine Mills Finance Corp.
         Grapevine Mills Residual Operating Company, L.L.C.
         Grapevine Mills Residual Limited Partnership
         Katy Mills Residual, L.L.C.
         Katy Mills Residual Limited Partnership
         Katy Mills Residual II Limited Partnership
         MTS Services of Tempe, L.L.C.
         Mainstreet Retail, Inc.
         Mainstreet Ventures, Inc.
         Manufacturers @ The Mills Corp.
         Mills Global, L.L.C.
         Mills Enterprises, Inc.
         MillsServices Canada Corp.
         MillsServices Canada II Corp.
         MillsServices of Grapevine, Inc.
         Mills TV Corp.
         Ontario Mills Residual L.L.C.
         Ontario Mills Residual Limited Partnership
         Orange City Mills II, L.L.C.
         Orange City Mills II Limited Partnership
         Premises Providers, Inc.
         Sugarloaf Mills Residual Corp.

         Sugarloaf Mills Residual, L.L.C.
         Sugarloaf Mills Residual Limited Partnership
         The Mills Corporation Spain B.V.
         TMC Maintenance Company
         TMC Property Consulting Services, L.L.C.

SUBSIDIARIES OF MILLS ENTERPRISES, INC.
---------------------------------------

         FoodBrand, L.L.C.
         FoodBrand Services, Inc.
         MEI/Kan Am I, L.L.C.
         MEI/Kan Am II, L.L.C.
         Moe's Beverage, Inc.
         Ron Jon Surf Shop Sawgrass Mills, L.L.C.
         Ron Jon Surf Shop Southern California, L.L.C.
         WPFC/Mills Development Company, L.L.C.